UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Home Federal Bancorp, Inc. of Louisiana
(Name of Registrant as Specified In Its Charter)

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October 7, 2020

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at Home Federal Bancorp’s principal office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 18, 2020 at 10:00 a.m., Central Time. At the annual meeting, you will be asked to act on the following proposals, each of which are more completely set forth in the accompanying proxy statement:

(1)	To elect two directors for a three-year term, or until their successors are elected and qualified; and

(2)	To ratify the appointment of LaPorte, A Professional Accounting Corporation, as our independent registered public accounting firm for the fiscal year ending June 30, 2021.

Our Board of Directors is carefully monitoring the public health impact of the coronavirus (COVID-19) and may decide to forego the physical, in-person annual meeting in favor of a virtual-only annual meeting or another alternative depending on the situation. Our first priority is the health and safety of our communities, shareholders, employees and other stakeholders.

In the event we decide to hold a virtual-only annual meeting or some other alternative, you will be notified and provided with additional details in a press release, at our website at www.hfbla.com/investors and pursuant to filings we make with the SEC.  At any virtual-only annual meeting, Home Federal Bancorp will ensure that all shareholders or their proxyholder have the ability to participate, ask questions and vote their shares.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, date and return your proxy card today in the envelope provided or vote over the Internet or by telephone if such option is available to you, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,

Chairman of the Board, President and Chief Executive Officer

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Central Time, Wednesday, November 18, 2020

PLACE	Home Federal Bank 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS
(1) To elect three directors for a three-year term expiring in 2023 and until their successors are elected and qualified;
(2) To ratify the appointment of LaPorte, A Professional Accounting Corporation, as our independent registered public accounting firm for the fiscal year ending June 30, 2021.

To transact such other business, as may properly come before the annual meeting or at any adjustment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Home Federal Bancorp common stock of record at the close of business on September 22, 2020 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2020 Annual Report including the Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form you received.  You can revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

DeNell W. Mitchell Corporate Secretary

Shreveport, Louisiana October 7, 2020

PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC. OF LOUISIANA
_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the holding company of Home Federal Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the annual meeting of shareholders to be held at Home Federal Bancorp’s principal office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 18, 2020 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about October 7, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 18, 2020.  This proxy statement and our 2020 Annual Report are available at www.proxyvote.com and on our website at www.hfbla.com/investors.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors and ratification of our independent registered public accounting firm.  In addition, management may report on the performance of Home Federal Bancorp and will respond to questions from shareholders.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of our independent registered public accounting firm for fiscal 2021.

The proxy solicited hereby, if properly signed and returned to us or voted over the Internet or by telephone and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, September 22, 2020 are entitled to vote at the meeting. On the record date, we had 1,715,842 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted, then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

Voting instructions from participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan and Employee Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on November 13, 2020, to be used by the plan Trustees to determine the votes for plan shares.

Can I attend the meeting and vote my shares in person?

Yes. All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote or revoke my proxy after I return my proxy card or vote by telephone or the Internet?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card or voted by telephone or the Internet.

•	First, you may complete and submit a new proxy card or vote by telephone or the Internet again before the deadline printed on the card. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Ms. DeNell W. Mitchell, Home Federal Bancorp, Inc. of Louisiana, 624 Market Street, Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal to your broker. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you do not provide instructions for the election of directors, then your shares will be considered “broker non-votes” on proposal one.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of shareholders considered to be present at the meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The two nominees for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of LaPorte, A Professional Accounting Corporation, as our independent registered public accounting firm for the year ending June 30, 2021.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered three year terms and until their successors are elected and qualified.

At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2023 and until their successors are elected and qualified.  Shareholders of Home Federal Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. Mark M. Harrison and Timothy W. Wilhite to a three-year term expiring in 2023.  Mr. Woodus K. Humphrey, who has served as a director of Home Federal Bank since 2001, will be retiring when his term ends as of the date of the annual meeting. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and our continuing directors.  The indicated period of service as a director is presented on a calendar year basis and includes service for directors of Home Federal Bank prior to our reorganization into the holding company structure in 2005.  Ages are reflected as of September 22, 2020.

Nominees for Director for a Three-Year Term Expiring in 2023

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Mark M. Harrison	Director. Owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007. Mr. Harrison brings substantial business and entrepreneurial experience to the board as owner of a local carpet and lighting business in Shreveport, Louisiana and as a director of Home Builders Association of Northwest Louisiana. Age 61.	2007
Timothy W. Wilhite
Director.  CFO/General Counsel of Wilhite Electric Co., Inc. since June 2001. Mr. Wilhite remains Of Counsel of the law firm Downer, Jones, Marino & Wilhite.  Serves on the Executive Committee and Board Member of the Greater Bossier Economic Development Foundation and Co-Chair of the Bossier Industrial Park Committee. Serves as President of the Ark-La-Tex Regional Air Service Alliance (RASA), a 501(c)4. Serves on the Executive Board of Raffles, Ltd., a captive insurance program.

Mr. Wilhite brings knowledge of the local business and legal community to the Board through his community involvement and thru the GBEDA and RASA.  Age 51.
		2010
	The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
James R. Barlow
Chairman of the Board. President and Chief Executive Officer of Home Federal Bancorp and Home Federal Bank since January 2020, January 2016 and 2013, respectively.  Prior thereto, Mr. Barlow served as President and Chief Operating Officer of Home Federal Bancorp since November 2009 and Executive Vice President and Chief Operating Officer from November 2009 through December 2012.  Mr. Barlow served as President and Chief Operating Officer of Home Federal Bank from February 2009 through December 2012. Previously, Mr. Barlow served as Executive Vice President and Area Manager for the Arkansas-Louisiana-Texas area commercial real estate operations of Regions Bank from August 2006 until February 2009.  From 2005 until August 2006, Mr. Barlow was a Regions Bank City President for the Shreveport/Bossier area and from February 2003 to 2005 he served as Commercial Loan Manager for Regions Bank for the Shreveport/Bossier area.  Mr. Barlow served in various positions at Regions Bank since 1997.

Mr. Barlow brings substantial managerial, banking and lending experience to the board, as well as significant knowledge of the local commercial real estate market from his years of service as manager and regional President of a regional bank. He served on the Louisiana Banker’s Association Board of Directors from 2015-2018 and is also a member of the Committee of 100 for the betterment of the Shreveport Bossier community by improving regional economic development, education and community relations. Age 52.

2009
Thomas Steen Trawick, Jr.
Director, Chief Executive Officer and Chief Medical Officer of CHRISTUS Health Shreveport – Bossier. Former Associate Chief Medical Officer of Sound Inpatient Pysicians. Dr. Trawick is a practicing Hospitalist at CHRISTUS Health. He was formerly in Private Practice at Highland Clinic from September 2001 to February 2005 and then a Pediatric and Adult Hospitalist until January 2014.

Dr. Trawick brings management expertise to the board and knowledge of the local medical community as the past President of the Northwest Louisiana Medical Society and serves as Speaker of the House of Delegates for the Louisiana State Medical Society. Age 51.
2012

Directors Whose Terms Expire in 2022

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Walter T. Colquitt, III	Director. Dentist, Shreveport, Louisiana. Dr. Colquitt brings extensive knowledge to the board of the local professional community through his dental practice in Shreveport, Louisiana. Age 75.	1993

Scott D. Lawrence	Director. President of Southwestern Wholesale Co., Inc., Shreveport, Louisiana since 1980. Mr. Lawrence brings significant business enterprise and managerial oversight skills as President and owner of a dry goods wholesale supplier in Shreveport, Louisiana. Age 74.	1994

Director Nominations

Nominations for director of Home Federal Bancorp are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Director Independence

A majority of Home Federal Bancorp’s directors are independent directors as defined in the rules of the Nasdaq Stock Market.  The Board of Directors has determined that Drs. Colquitt and Trawick and Messrs. Harrison, Humphrey, Lawrence and Wilhite are independent directors.

Board Leadership Structure

Our Board of Directors is led by a Chairman selected by the Board from time to time.  Presently, Mr. Barlow, our President and Chief Executive Officer also serves as Chairman of the Board.  Other than Mr. Barlow, all of our directors are independent.  The Board determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Home Federal Bancorp and avoids potential conflicts among directors.  In addition, as the Chief Executive Officer, Mr. Barlow is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Home Federal Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.

The Board of Directors is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Compensation of Directors

Director Compensation Table. The table below summarizes the total compensation paid to each of our non-employee directors and Mr. Herndon for the fiscal year ended June 30, 2020. The primary elements of Home Federal Bank’s non-employee director compensation program consist of cash and equity compensation. Mr. Herndon was compensated in his capacity as Special Projects Manager, director and Chairman of the Board until his retirement as a director of Home Federal Bancorp effective December 31, 2019. Compensation for Mr. Barlow is included in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
Walter T. Colquitt, III	$21,000	$--	--	$--	$21,000
Mark M. Harrison	21,750	--	--	418	22,168
Daniel R. Herndon	25,000	--	--	38,670	63,670
Woodus K. Humphrey	21,100	--	--	--	21,100
Scott D. Lawrence	21,550	--	--	--	21,550
Thomas Steen Trawick, Jr.	21,100	--	--	418	21,518
Timothy W. Wilhite, Esq.	21,850	--	--	418	22,268

(Footnotes on following page)

(1)	As of June 30, 2020, each of our non-employee directors held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
Walter T. Colquitt, III	200	9,674
Mark M. Harrison	360	14,669
Daniel R. Herndon	1,000	35,707
Woodus K. Humphrey	200	10,044
Scott D. Lawrence	200	4,500
Thomas Steen Trawick, Jr.	200	12,293
Timothy W. Wilhite, Esq.	360	5,200

(2)
All other compensation reflects dividends paid on vesting of recognition and retention plan awards for Messrs. Harrison, Trawick and Wilhite. Includes for Mr. Herndon matching contributions under the Home Federal Bank 401(k) Plan, a salary of $25,000 and allocations of  cash dividends and shares under the employee stock ownership plan totaling $12,170.

Narrative to Director Compensation Table. Members of the Board of Directors received a fee of $1,500 during calendar 2019, which increased to $1,750 for calendar 2020, for regular meetings of the Board regardless of meeting attendance. We do not pay fees for special meetings of the Board or separate compensation to directors for their attendance at meetings of the Board of Directors of Home Federal Bancorp.  Members of Home Federal Bancorp’s Audit Committee and Compensation Committee receive $100 per meeting attended and members of Home Federal Bank’s ALCO committee receive $100 per meeting attended. Board fees are subject to periodic adjustment by the Board of Directors. The members of the Board of Directors may also receive discretionary bonuses which were $1,500 in December 2019 and $1,750 in June 2020 for each director for fiscal 2020.

In October 2015, members of the Board of Directors received share awards and stock options under our 2014 Stock Incentive Plan. Directors Colquitt, Humphrey and Lawrence each received 1,000 share awards and 4,500 stock options; Dr. Trawick received 1,000 share awards and 6,500 stock options; and Directors Harrison and Wilhite each received 1,800 share awards and 6,000 stock options. All of the October 2015 stock awards and stock options are vesting at a rate of 20% per year commencing on the one year anniversary of the date of grant and will be fully vested as of October 26, 2020.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2020, the Board of Directors of Home Federal Bancorp met 11 times. No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director, and the total number of meetings held by all committees of the Board on which he served.

Membership on Certain Board Committees

The Board of Directors of Home Federal Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  All of the members of these committees are independent directors as defined in the listing standards of The Nasdaq Stock Market.  The committees operate in accordance with written charters which are available on our website at www.hfbla.com.  The following table sets forth the membership of the committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Mark M. Harrison	*	**
Woodus K. Humphrey		*
Scott D. Lawrence	**		*
Thomas Steen Trawick, Jr.			*
Timothy W. Wilhite, Esq.	*	*	**

________________________
*       Member
**     Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Home Federal Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an Audit Committee financial expert in the regulations of the Securities and Exchange Commission; however, the members have the requisite financial and accounting background to meet the Nasdaq listing standards.  The Audit Committee met two times in fiscal 2020 and informally reviews our financial results on a quarterly basis.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee in accordance with its charter to, among other functions, review the qualifications of director nominees.  The Committee approves nominees for consideration by the full Board of Directors to fill vacancies on the Board or for election at the annual meeting.  The Nominating and Corporate Governance Committee met once during fiscal 2020.

Compensation Committee.  It is the responsibility of the Compensation Committee of Home Federal Bancorp to set the compensation of Home Federal Bancorp’s Chief Executive Officer and Chief Financial Officer as well as the other members of senior management and administer our stock and incentive compensation plans.  The Compensation Committee of Home Federal Bancorp met three times in fiscal 2020.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Home Federal Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Home Federal Bank’s lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  All of our directors attended, in person or by telephone, the annual meeting of shareholders held on November 13, 2019.

Executive Officers Who Are Not Also Directors

The following individuals who do not also serve on the Board of Directors serve as executive officers of Home Federal Bancorp.  Ages are reflected as of September 22, 2020.

David S. Barber, age 51, has served as Senior Vice President Mortgage Lending of Home Federal Bank since June 2009.  Prior thereto, Mr. Barber served as Vice President, Director of Branch Operations, First Family Mortgage, Inc. from July 2004 to May 2009.

Glen W. Brown, CPA, age 63, has served as Senior Vice President and Chief Financial Officer of Home Federal Bank since July 2014.  Previously, Mr. Brown served as Vice President/Controller, Teche Federal Bank, New Iberia, Louisiana, the wholly owned subsidiary of Teche Holding Company, from November 1997 to June 2014.

              Adalberto Cantu, Jr., age 70, has served as Senior Vice President and Senior Credit Officer of Home Federal Bank since February 2013. Prior thereto, Mr. Cantu served as SeniorVice President of Business Banking at Progressive Bank from July 2010 to October 2011. Previously, Mr. Cantu served as Senior Vice President of Business Banking at Regions Bank from July 1987 to July 2010.

K.  Matthew Sawrie, age 45, has served as Senior Vice President Commercial Lending of Home Federal Bank since February 2009.  Prior thereto, Mr. Sawrie served as Vice President Commercial Real Estate, Regions Bank from 2006 to 2009, and previously, Assistant Vice President Business Banking Relationship Manager, Regions Bank from 2003 to 2006.

Mary L. Jones, age 67, has served as Chief Operations Officer, Senior Vice President Retail and Deposit Operations of Home Federal Bank since January 2015. Prior thereto, Ms. Jones served as Senior Vice President Retail and Deposit Operations of Home Federal Bank from July 2011 to January 2015, and previously Ms. Jones served as Vice President of Operations since January 2009. Previously, Ms. Jones served as Assistant Vice President and BSA Officer of Home Federal Bank from January 1985 to January 2009 and January 2013, respectively.

In accordance with our Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended June 30, 2020 and 2019 by our principal executive officer, Mr. Barlow, and the two other executive officers serving at the end of fiscal 2020 who were the most highly compensated executive officers in fiscal 2020. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal	Fiscal Year	Salary	Bonus	Nonequity Incentive Plan Compensation	Stock Awards(1)	Option Awards(1)	All Other Compensation	Total

James R. Barlow	2020	$272,614	$150,516	$--	$--	$--	$108,880	$532,010
Chairman of the Board, President and	2019	262,191	157,429	--	--	--	104,478	524,098
Chief Executive Officer

David S. Barber	2020	138,293	--	194,978	--	--	32,945	366,216
Senior Vice President -	2019	133,006	--	134,097	31,250	28,305	29,083	355,741
Mortgage Lending

K. Matthew Sawrie	2020	150,076	--	101,960	--	--	51,963	303,999
Senior Vice President -	2019	144,872	--	180,224	--	--	45,873	300,969
Commercial Lending
______________________
(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and grants of stock options during the fiscal year to Mr. Barber. The assumptions used in valuing the restricted stock awards and stock option awards are set forth in Note 13 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2020.

(2)
All other compensation does not include amounts attributable to other miscellaneous benefits the costs of which to Home Federal Bancorp of providing such benefits during fiscal 2020 did not exceed $10,000 other than club dues and the provision of an automobile for Mr. Sawrie.  Includes for fiscal 2020, matching contributions under the Home Federal Bank 401(k) Plan, allocations of cash dividends and shares under the employee stock ownership plan based on a closing price of $35.75 on December 31, 2019, life insurance premiums, $21,000 in directors’ fees paid to Mr. Barlow and $39,893 accrued for his benefit under Mr. Barlow’s SERP.

Narrative to Summary Compensation Table

Base salaries for our named executive officers are approved by the Compensation Committee.  Base salaries as of the end of fiscal 2020 established by the Compensation Committee were $272,614, $138,293 and $150,075 for Messrs. Barlow, Barber and Sawrie, respectively. Mr. Barlow received a discretionary bonus of $150,516 equal to approximately 57.4% of his then current base salary, in January 2020, based on Home Federal Bancorp’s results of operations through the second quarter ended December 31, 2019.  Mr. Barber receives incentive compensation based on a matrix that includes total mortgage loan originations and average basis points earned by Home Federal Bank, with adjustments for early payoffs and defaults.  Mr. Sawrie received incentive compensation within 45 days of the end of each quarter as a participant in our Loan Officer Incentive Plan, the terms of which are described below under “-Loan Officer Incentive Plan.” Mr. Barber received 4,500 stock options and 1,000 stock awards, on February 5, 2019, which are vesting over five years at 20% per year.

At the annual meeting of shareholders of Home Federal Bancorp held on November 13, 2019, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of Home Federal Bancorp determined that it will hold an advisory vote on executive compensation every three years.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards to our named executive officers under our Stock Option Plans and 2014 Stock Incentive Plan at June 30, 2020. We have not made any equity incentive plan awards that are subject to performance conditions.

						Stock Awards
						Number of		Market Value
	Option Awards					Shares or		of Shares or
	Number of Securities Underlying			Option	Option	Units of Stock		Units of Stock
	Unexercised Options			Exercise	Expiration	That Have		That Have
Name	Exercisable	Unexercisable		Price	Date	Not Vested		Not Vested(3)
James R. Barlow	9,611	--		$10.93	8/19/2020	3,000	(1)	$74,430
	48,630	--		14.70	1/31/2022
	2,133	--		18.92	7/31/2024
	8,000	2,000	(1)	23.00	10/26/2025

David S. Barber	961	--		10.93	8/19/2020	800	(2)	19,848
	1,945	--		14.70	1/31/2022
	1,600	400	(1)	23.00	10/26/2025
	900	3,600	(2)	31.25	2/5/2029

K. Matthew Sawrie	12,562	--		14.70	1/31/2022	200	(1)	4,962
	3,253	--		18.92	7/31/2024
	5,600	1,400	(1)	23.00	10/26/2025

__________________
(1)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on October 26, 2016.

(2)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on February 5, 2020.

(3)
Market value calculated by multiplying the closing market price of our common stock on June 30, 2020, which was $24.81, by the applicable number of shares of common stock underlying the unvested stock awards.

Employment and Change in Control Agreements

    Home Federal Bank has entered into an amended and restated employment agreement with Mr. James R. Barlow effective as of January 1, 2013.  The employment agreement amended and restated the prior employment agreement between Home Federal Bank and the executive.  Pursuant to his employment agreement, Mr. Barlow serves as President and Chief Executive Officer of Home Federal Bank for an initial term of three years commencing on the effective date, provided that the term of Mr. Barlow’s agreement will be extended for an additional year on each January 1 during the term of the agreement, unless Home Federal Bank or Mr. Barlow gives notice to the other party of its or his intent not to extend the term of the agreement.  The agreement provided for an initial base salary of $193,950 per year for Mr. Barlow.  Mr. Barlow’s base salary may be increased at the discretion of the Board of Directors of Home Federal Bank but may not be decreased during the term of the agreement without the prior written consent of the executive.  Home Federal Bank also agreed to provide Mr. Barlow with an automobile during the term of the agreement.

    The employment agreement with Mr. Barlow is terminable with or without cause by Home Federal Bank. The employment agreement provides that in the event of (y) termination of employment by  Home Federal Bank other than for cause, disability, retirement or death, or (z) termination by the executive for "good reason," as defined, in each case before or after a change in control, the executive would be entitled to (1) an amount of cash severance which is equal to three times his average annual compensation and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The employment agreement with Home Federal Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

    Home Federal Bancorp entered into an employment agreement with Mr. Barlow to serve as President and Chief Operating Officer of Home Federal Bancorp, effective as of January 1, 2013, which is on terms substantially similar to the amended and restated employment agreement with Home Federal, except as follows.  The agreement with Home Federal Bancorp provides that severance payments payable to Mr. Barlow by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement with Home Federal Bancorp provides that Home Federal Bancorp shall reimburse Mr. Barlow for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with Home Federal Bancorp and Home Federal Bank, Mr. Barlow's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by Mr. Barlow on behalf of each of Home Federal Bancorp and Home Federal Bank.

Supplemental Executive Retirement Agreement

   Home Federal Bank adopted a Supplemental Executive Retirement Agreement on December 13, 2017 for the benefit of Mr. Barlow as President and Chief Executive Officer of Home Federal Bancorp and Home Federal Bank effective as of January 1, 2018.  Under the terms of the agreement, after the target retirement date of December 31, 2033, Mr. Barlow will receive annual retirement benefits of $120,000, payable in equal annual installments over ten years.  In the event of a separation from service prior to December 31, 2033, other than as a result of death and without cause, Mr. Barlow would receive his accrued benefits through such date payable in a lump sum.  If Mr. Barlow has a separation from service either concurrently with or within two years following a change in control, he will be credited with five additional years of service following the date of his separation from service for purposes of calculating his accrued amount.  In the event of death while in active service, his designated beneficiaries would receive a lump sum payment of the full retirement benefit.  In the event of death after retirement, but before all payments have been made, any remaining benefits will be paid to the designated beneficiaries until all the annual installments have been paid.  The retirement benefits are vesting ratably at 6.25% per year for sixteen years beginning with the calendar year ending December 31, 2018.

Loan Officer Incentive Plan

On February 10, 2016, the Compensation Committee approved the Home Federal Bank 2016 Loan Officer Incentive Plan for the benefit of the Bank’s eligible commercial loan officers. The terms of the Loan Officer Incentive Plan are reviewed annually and were amended on February 10, 2016 to change the administration period to a fiscal year basis, to provide for three participation levels, two based on the size of the commercial loan officer’s book of business and one for the Commercial Sales Manager and to specify the five performance measures used to calculate the book of business performance. Mr. Sawrie is our only named executive officer who participates in the plan as Commercial Sales Manager.

The Loan Officer Incentive Plan is an annual incentive compensation plan intended to reward participating commercial loan officers with variable cash awards that are contingent upon the net interest income produced from the loan officer’s identified loan portfolio, and in the case of the Commercial Sales Manager, all loans originated by commercial loan officers, and net income from new loans originated during the performance period plus commercial deposit fee income, multiplied by a portfolio rating based on the performance measures.  Participants in the Loan Officer Incentive Plan are selected by the President and Chief Executive Officer and recommended for approval by the Compensation Committee of the Board of Directors which administers the plan.

During fiscal 2020, Level I and Level II participants in the Loan Officer Incentive Plan received a cash incentive award equal to 2.0% and 3.0%, respectively, of the net interest income from loans originated by the particular loan officer prior to the beginning of the fiscal year and a cash incentive award equal to 15.0% and 10.0%, respectively, of the net income from the loan officer’s loan originations during the performance period plus year to date commercial deposit fee income, in each case multiplied by a portfolio rating based on the five performance measures.  The Commercial Sales Manager received a cash incentive award equal to 1.0% of the net interest income from loans originated by all the commercial loan officers prior to the beginning of the fiscal year and a cash incentive award equal to 5.0% of the net income from all of the loans originated by the commercial loan officers during the performance period plus year to date commercial deposit fee income, in each case multiplied by a portfolio rating based on the five performance measures. The cash incentive awards are paid to the Commercial Sales Manager on a quarterly basis.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Home Federal Bank Employees’ Savings and Profit Sharing Plan and Trust (“401(k) Plan”) effective November 15, 2004.  To participate in the 401(k) Plan, eligible employees must have completed three months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $19,500 of their eligible compensation for 2020.  Home Federal Bank will contribute a basic “safe harbor” contribution of 100% of the first 6% of plan salary elective deferrals.  We are also permitted to make discretionary contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  We established an employee stock ownership plan for our employees in connection with our mutual to stock conversion in 2005. We acquired additional shares in connection with our second-step conversion in 2010.  The shares were purchased by the employee stock ownership plan with funds borrowed from Home Federal Bancorp and are held in a suspense account and released for allocation as debt service payments are made.  Additional discretionary contributions may be made to the plan in either cash or shares of common stock, although we have no plans to do so at this time.  Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.  Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

Stock Option Plans and Stock Incentive Plans

Home Federal Bancorp maintains our 2005 Stock Option Plan and our 2011 Stock Option Plan. On July 31, 2014, the Compensation Committee awarded the remaining available 31,311 stock options under our 2005 and 2011 plans. The 2005 Stock Option Plan terminated on June 8, 2015, however the 2,133 outstanding stock options as of September 22, 2020 will remain in effect until exercised for the remainder of their original ten year terms. As of June 30, 2020, there were 389 stock options which had been forfeited and are available for future grant under the 2011 Option Plan.

In November 2014, shareholders approved the 2014 Stock Incentive Plan which provides for a total of 150,000 shares reserved for future issuance as stock awards or stock options. No more than 37,500 shares, or 25%, may be granted as stock awards. On October 26, 2015, we granted a total of 34,500 plan share awards and 103,500 stock options to directors, officers, and other key employees vesting ratably over five years. On February 5, 2019, we granted the remaining 3,000 plan share awards and 13,500 stock options to key employees vesting ratably over five years such that no further awards are available for grant under the 2014 Stock Incentive Plan. The 2014 Stock Incentive Plan cost is being recognized over the five year vesting period.

In November 2019, shareholders approved the 2019 Stock Incentive Plan which provides for a total of 125,000 shares reserved for future issuance as stock awards or stock options. No more than 31,250 shares, or 25%, may be granted as stock awards. As of September 22, 2020, no plan share awards or stock options were granted under the 2019 Stock Incentive Plan. Under all of our stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant.  However, under the plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of Home Federal Bancorp. Outstanding stock awards and stock options as of June 30, 2020, for our non-employee directors are reflected in footnote one to the “Director Compensation Table” and for our named executive officers in the table “Outstanding Equity Awards at Fiscal Year-End.”

Survivor Benefit Plan

In June 2011, Home Federal Bank purchased bank owned life insurance on the lives of its employees. In consideration for entering into consent to insurance agreements, on July 13, 2011, Home Federal Bank entered into Survivor Benefit Plan Participation Agreements with employees including our named executive officers. The agreements provide that the officer’s beneficiary will receive three times the officer’s base salary if serving as an officer of Home Federal Bank at the date of death. The agreements may be amended or terminated at any time by Home Federal Bank as long as it does not reduce or delay any benefit payable to a participant whose death has already occurred.

Related Party Transactions

Home Federal Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other proposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Home Federal Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Under Home Federal Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 22, 2020, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (1) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) our directors, (3) the other named executive officers and (4) all directors and executive officers of Home Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 22, 2020(1)		Percent of Common Stock(2)
5% Shareholders:
Home Federal Bank Employee Stock Ownership Plan c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101	216,893		12.1%

Financial Opportunity Fund LLC 1313 Dolley Madison Boulevard, Suite 306 McLean, Virginia 22101	152,761	(4)	8.5

Directors:
James R. Barlow	124,692	(5)(6)	7.0%
Walter T. Colquitt, III	20,806	(5)(7)	1.2
Mark M. Harrison	26,530	(5)(8)	1.5
Woodus K. Humphrey	20,911	(5)	1.2
Scott D. Lawrence	32,901	(5)(9)	1.9
Thomas Steen Trawick, Jr.	16,385	(5)	*
Timothy W. Wilhite, Esq.	22,573	(5)(10)	1.3
Other Named Executive Officers:			*
David S. Barber	15,007	(5)(11)	*
K. Matthew Sawrie	51,950	(5)(12)	3.0

All Directors and Executive Officers as a Group (12 persons)	379,567	(5)(13)	20.2%
___________________
*	Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(2)
Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
As of September 22, 2020, 126,763 shares held in the Home Federal Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees.  Amounts held by the plan trustee, Mr. Barlow, reflect shares allocated to their individual accounts and exclude all other shares held in the trust.  Under the terms of the plan, the trustee vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participants.

(Footnotes continued on next page)

_____________________

(4)
This information is based on an Amendment No. 5 to a Schedule 13G filed with the SEC on February 14, 2019 by Financial Opportunity Fund LLC (“Financial Opportunity”), a Delaware limited liability company.  FJ Capital Management, LLC (“FJ Capital”) and its managing member, Martin S. Friedman, have shared voting power and shared dispositive power over 121,471 shares of common stock held by Financial Opportunity, of which FJ Capital is the managing member. Martin Friedman, the managing member of FJ Capital, owns 31,290 shares of common stock individually and Andrew F. Jose, co-founder and managing partner of FJ Capital, owns 11,319 shares individually.

(5)
Includes options to acquire shares of Home Federal Bancorp common stock that were exercisable within 60 days of September 22, 2020, under our 2005 and 2011 Stock Option Plans and our 2014 Stock Incentive Plan and plan share awards under our 2014 Stock Incentive Plan that will vest within 60 days of September 22, 2020, over which the directors and executive officers do not have current voting or investment powers as follows:

Name	Stock Awards	Stock Options
James R. Barlow	3,000	60,763
Walter T. Colquitt, III	200	9,674
Mark M. Harrison	360	14,669
Woodus K. Humphrey	200	10,044
Scott D. Lawrence	200	4,500
Thomas Steen Trawick, Jr.	200	12,293
Timothy W. Wilhite, Esq.	360	5,200
David S. Barber	--	4,845
K. Matthew Sawrie	200	20,815
All directors and executive officers as a group (12 persons)	5,010	164,923

(6)
Includes 550 shares held by Mr. Barlow’s spouse, 15,889 shares held in Home Federal Bank’s 401(k) Plan over which he has voting power, however, for purposes of investment authority, Mr. Barlow has 16,330.8158 units which consist of both issuer stock and a reserve of cash and 8,558 shares allocated to Mr. Barlow’s account in the Home Federal Bank employee stock ownership plan.

(7)	Includes 8,174 shares held jointly with Dr. Colquitt’s spouse.

(8)	Includes 911 shares held by Mr. Harrison’s spouse and 2,733 shares held in his individual retirement account.

(9)	Includes 4,555 shares held in Mr. Lawrence’s individual retirement account and 4,555 shares held jointly with Mr. Lawrence’s spouse.

(10)	Includes 15,688 shares held jointly with Mr. Wilhite’s spouse.

(11)
Includes 1,781 shares held in Home Federal Bank’s 401(k) Plan for the benefit of Mr. Barber over which he has voting power, however, for purposes of investment authority, Mr. Barber had 1,830.7893 units which consist of both issuer stock and a reserve of cash and 6,782.1409 shares allocated to Mr. Barber’s account in the Home Federal Bank employee stock ownership plan.

(12)
Includes 1,922 shares held jointly with Mr. Sawrie’s spouse, 5,361 shares held in Mr. Sawrie’s individual retirement account and 7,013.0548 shares allocated to Mr. Sawrie in the Home Federal Bank employee stock ownership plan.

(13)
Includes an aggregate of 29,881 shares of common stock held in Home Federal Bank’s 401(k) Plan and 32,996.7429 shares of common stock which are held by Home Federal Bank’s employee stock ownership plan on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2020, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, with the exception of Mr. Sawrie who was late filing two transactions on Form 4.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte, A Professional Accounting Corporation, to perform the audit of our financial statements for the year ending June 30, 2021, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by LaPorte that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte is compatible with maintaining their independence.  In fiscal 2020 and 2019, LaPorte performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte’s performance of these services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte for professional services rendered by LaPorte in connection with the audit of Home Federal Bancorp’s consolidated financial statements for fiscal 2020 and 2019, as well as the fees paid by us to LaPorte for audit-related services, tax services and all other services rendered by LaPorte to us during fiscal 2020 and 2019.

	Year Ended June 30,
	2020	2019
Audit fees(1)	$95,650	$80,250
Audit-related fees(2)	1,119	1,158
Tax fees	--	--
All other fees(3)	3,470	3,261
Total	$100,239	$84,669
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees consist of fees incurred in connection with auditing procedures with our investment portfolio.

(3)	All other fees consist of reimbursement of travel expenses.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of LaPorte, A Professional Accounting Corporation was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, A Professional Accounting Corporation for the
fiscal year ending June 30, 2021.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Federal Bancorp’s audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp’s independent registered public accounting firm, LaPorte, A Professional Accounting Corporation, the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, “Communication with Audit Committees,” as amended by SAS No. 90, “Audit Committee Communications.”  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with LaPorte, A Professional Accounting Corporation, the independent auditor’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp’s Annual Report on Form 10-K for fiscal year 2020 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Mark M. Harrison
Scott D. Lawrence, Chairman
Timothy W. Wilhite, Esq.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2021, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 9, 2021.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 8.D. of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices no later than June 9, 2021.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations.  Our Articles of Incorporation provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 5.F. of our Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices no later than June 9, 2021, with respect to the next annual meeting of shareholders.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101.  Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Home Federal Bancorp’s Annual Report including the Form 10-K for the year ended June 30, 2020 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of the exhibits to the Annual Report on Form 10-K for the year ended June 30, 2020.  Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

You may elect to receive future proxy materials, as well as other investor communications, in a single package per address.  This practice, known as “householding,” is designed to reduce our paper use, and printing and postage costs.  To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address.  Your consent to householding will be perpetual until you revoke it.  You may revoke your consent or request separate copies of our proxy materials by notifying our Corporate Secretary at 624 Market Street, Shreveport, Louisiana 71101.  If you revoke your consent, we will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation.

October 7, 2020

To:	Participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”)

Re:       Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2020 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 13, 2020.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,

                         Chairman of the Board, President and
  Chief Executive Officer

October 7, 2020

To:	Participants in the Home Federal Bank Employee Stock Ownership Plan (the “ESOP”)

Re:        Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2020 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 13, 2020.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,

                         Chairman of the Board, President and
  Chief Executive Officer

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 17, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 17, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24205-P44517-Z78201-Z78200

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2023:	☐	☐	☐	______________________

1. Election of Directors

Nominees:

01) Mark M. Harrison
02) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
2. To ratify the appointment of LaPorte, A Professional Accounting Corporation, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2021.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D24206-P44517-Z78201-Z78200

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 18, 2020 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp held of record by the shareholder named on the reverse side at the Annual Meeting of Shareholders to be held at the principal office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 18, 2020, at 10:00 a.m., Central Time, or at any adjournment thereof.

The Board of Directors recommends that you vote "FOR" all the nominees listed on the reverse side and "FOR" the ratification of LaPorte, A Professional Accounting Corporation.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 17, 2020.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2020 AND AT ANY ADJOURNMENT THEREOF.

Continued and to be marked, dated and signed on reverse side.

HOME FEDERAL BANCORP INC

Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 13, 2020. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 13, 2020. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by November 13, 2020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24207-P44517-Z78201-Z78200 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2023:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Mark M. Harrison
02) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
2. To ratify the appointment of LaPorte, A Professional Accounting Corporation, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2021.	☐	☐	☐

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 401(k) Plan Participant Letter are available at www.proxyvote.com.

D24208-P44517-Z78201-Z78200

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 18, 2020 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account at the 2020 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO THE ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 13, 2020. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL NOT BE VOTED BY THE TRUSTEES.

Continued and to be marked, dated and signed on reverse side.

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 13, 2020. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 13, 2020. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by November 13, 2020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24209-P44517-Z78201-Z78200 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2023:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Mark M. Harrison
02) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
2. To ratify the appointment of LaPorte, A Professional Accounting Corporation, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2021.	☐	☐	☐

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and ESOP Participant Letter are available at www.proxyvote.com.

D24210-P44517-Z78201-Z78200

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 18, 2020 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account at the 2020 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO THE ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 13, 2020. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL GENERALLY NOT BE VOTED BY THE TRUSTEES.

Continued and to be marked, dated and signed on reverse side.